Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

LETTER OF TRANSMITTAL

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Exchange Offer for All Outstanding

12 3/4% Second-Priority Senior Secured Notes due 2018

(CUSIP Nos. 413622 AC5 & U2466W AB5)

for new 12 3/4% Second-Priority Secured Notes due 2018

that have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated                 , 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2011 (THE EXPIRATION DATE), UNLESS EXTENDED.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered & Certified Mail:	Regular Mail or Overnight Courier:

U.S. BANK NATIONAL ASSOCIATION Corporate Trust Services EP-MN-WS3C 60 Livingston Avenue St. Paul, Minnesota 55107-1419	U.S. BANK NATIONAL ASSOCIATION 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance

In Person by Hand Only:

U.S. BANK NATIONAL ASSOCIATION

60 Livingston Avenue

1st Floor—Bond Drop Window

St. Paul, Minnesota 55107

By Facsimile (for Eligible Institutions only):

(651) 495-8158

For Information or Confirmation by Telephone:

1-800-934-6802

Delivery of this Letter of Transmittal to an Address other than as set forth above or transmission via facsimile to a number other than as set forth above does not constitute a valid delivery.

The undersigned acknowledges receipt of the prospectus dated                 , 2011 (the “Prospectus”) of Caesars Entertainment Operating Company, Inc. (the “Issuer”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offer (the “Exchange Offer”) to exchange its 12 3/4% Second-Priority Senior Secured Notes due 2018 (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of its outstanding 12 3/4% Second-Priority Senior Secured Notes due 2018 (the “Original Notes”).

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes have been registered under the Securities Act, and therefore will not bear legends restricting their transfer and will not contain certain provisions providing for the payment of additional interest to the holders of the Original Notes under certain circumstances relating to the Registration Rights Agreement. The Exchange Notes will bear different CUSIP numbers from the Original Notes.

Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND

THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Original Notes to which the Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH

Name(s) and Address(es) of Registered Holders (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented By Original Notes	Principal Amount Tendered**
Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See Instruction 2.

Holders of Original Notes whose Original Notes are not immediately available or cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name the Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by the DTC.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangements or undertakings with any persons to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Original Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased the Original Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

☐	CHECK HERE AND PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name(s)

Address

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other then the undersigned.

Issue Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax identification or Social Security No.)

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax identification or Social Security No.)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred, and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the Original Notes tendered hereby further represent and warrant that (i) the Exchange Notes acquired by the undersigned and any such beneficial owner of the Original Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution, within the meaning of the Securities Act, of such Exchange Notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution, within the meaning of the Securities Act, of such Exchange Notes and (iv) neither the undersigned nor any such other person is an “affiliate,” as defined in under Rule 405 promulgated under the Securities Act, of the Issuer and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the Exchange Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no action letters discussed in the Prospectus under the caption “The Exchange Offer—Purpose and Effect of the Exchange Offer.” The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted properly tendered Original Notes when the Issuer has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Original Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of the Original Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

Unless otherwise indicated under “Special Exchange Instructions,” please cause the Exchange Notes to be issued, and return any Original Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of any Original Notes tendered by book-entry transfer, to credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificate for Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Exchange Instructions” and “Special Delivery Instructions” are completed, please cause the Exchange Notes to be issued, and return any Original Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Original Notes or Exchange Notes to, the person(s) so indicated (and in the case of any Original Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuer has no obligation, pursuant to the “Special Exchange Instructions,” to transfer any Original Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Original Notes so tendered.

Holders of Original Notes whose Original Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete delivery procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

TENDERING HOLDER(S) SIGN HERE

Date:

Date:
(Signature of Registered Holder(s) or Authorized Signatory)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Original Notes hereby tendered or in whose name Original Notes are registered on the books of the DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. (See instruction 3.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED—SEE INSTRUCTION 3)

Authorized Signature:

Name:

Title:

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone Number:

Dated                     , 2011

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.	Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of the Original Notes may tender the same by (i) properly completing, dating and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of the Original Notes may tender the Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which (i) the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and (ii) the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP. Any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Original Notes tendered by book-entry transfer, as well as an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date.

THE METHOD OF DELIVERY OF THE ORIGINAL NOTES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER’S ELECTION AND RISK. RATHER THEN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND US THE LETTER OF TRANSMITTAL OR ORIGINAL NOTE. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution either a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message and notice of guaranteed delivery setting forth the name and address of the tendering holder, the registered number(s) of such Original Notes and the principal amount of Original Notes tendered stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal or facsimile thereof together with the Original Notes or a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the Exchange Agent receives such properly completed and executed Letter of Transmittal or facsimile thereof, as well as all tendered Original Notes in proper form for transfer or a book-entry confirmation, and all other documents required by this Letter of Transmittal, within three (3) New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.	Partial Tenders; Withdrawals.

If less then the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Notes tendered in the box entitled “Description of Original Notes Tendered Herewith.” Original Notes may be tendered only in denomination of $2,000 and in integral multiples of $1,000. A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date.

To be effective with respect to the tender of Original Notes, (i) the Exchange Agent must receive a written notice of withdrawal, which notice may be by telegram, telex, facsimile transmission or letter, at one of the addresses set forth under “The Exchange Agent” in the Prospectus; or (ii) holders must comply with the appropriate procedures of DTC’s ATOP system. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Original Notes to be withdrawn; (ii) identify the Original Notes to be withdrawn, including the principal amount of such Original Notes; and (iii) where certificates for the Original Notes have been transmitted, specify the name in which such Original Notes were registered, if different from that of the withdrawing holder. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit (i) the serial numbers of the particular certificates to be withdrawn; and (ii) a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution.

If the Original Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. We will determine all questions as to the validity, form and eligibility, including time of receipt, of such notices, and our determination shall be final and binding on all parties. We will deem any Original Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC according to the procedures described above, such Original Notes will be credited to an account maintained with DTC for Original Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under “Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alternation, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of the Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the DTC) of the Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefore are to be issued, or the Original Notes are not tendered or not exchanged are to be returned, in the name of any person other then the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of FINRA, a commercial bank or trust company having an office or correspondent in the United States or another “eligible institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”), unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder of any Original Notes listed on the Original Notes, such Original Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder’s name appears on the Original Notes and an Eligible Institution must guarantee the signature on the bond power.

If this Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, they should also submit evidence satisfactory to us of their authority to deliver this Letter of Transmittal.

4.	Special Exchange and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for the Original Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering the Original Notes by book-entry transfer may request that the Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Issuer shall pay all transfer taxes, if any, applicable to the exchange of the Original Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if: (i) certificates representing Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered; (ii) tendered Original Notes are registered in the name of any person other than the person signing the Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of the Original Notes under the Exchange Offer. If satisfactory evidence of payment of such taxes is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed to that tendering holder.

Holders who tender their Original Notes for exchange will not be required to pay any transfer taxes. However, holders who instruct us to register Exchange Notes in the name of, or request that the Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be required to pay any applicable transfer tax.

6.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

8.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or Original Notes will be resolved by the Issuer whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuer, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. The Issuer’s interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9.	Substitute Form W-9.

Except as described below under “Important Tax Information,” each holder of Original Notes whose Original Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Original Notes or the Exchange Notes. If the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such tendering holder should write “APPLIED FOR” in Part 1 and complete the “Certificate of Awaiting Taxpayer Identification Number.” In such case if a TIN has not been provided by the time any payment is made in connection with the Original Notes or the Exchange Notes, 28% of all such payments will generally be withheld until a TIN is provided.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and the Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH THE CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Substitute Form W-9

Each tendering holder or other payee (“Payee”) that is a U.S. Person is required to provide a correct taxpayer identification number (“TIN”) and certain other information on Substitute Form W-9, which is provided below. If a Payee that is a U.S. Person is receiving payment for a tendered Original Note, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form pursuant to the instructions in Part 3 thereof. A taxpayer’s TIN generally is the taxpayer’s Social Security or federal Employer Identification Number.

If a tendering Payee that is a U.S. Person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write “APPLIED FOR” in Part 1 and complete the “Certificate of Awaiting Taxpayer Identification Number”. In such case if a TIN has been provided by the time of payment, tax will be withheld on all payments, until a TIN is provided.

Certain Payees, including, among others, most corporations, are not subject to backup withholding tax. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information. Such Payees should enter the correct TIN in Part 1 of the Substitute Form W-9, check the box in Part 2 of the Substitute W-9 and sign and date form.

Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY. Such forms can be found at www.irs.gov.

Consequences of Failure to File Substitute Form W-9

Failure to provide the information on the Substitute Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding on any payment. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Part 2—For payees exempt from backup withholding, check the following box ☐.

Part 3—Under penalties of perjury, I certify that:

(1)      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me);

(2)      I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)      I am a U.S. Person (as defined in the instructions to IRS Form W-9).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax returns.

Signature Date Name (please print) Address (number, street, and apt. or suite no.) City, State, and ZIP code

Notes:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF THE VALUE OF THE EXCHANGE NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER INDEMNIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver such an application within 60 days. I understand that if I do not provide a taxpayer identification number in the near future 28% of all reportable payments made to me will be withheld until a taxpayer identification number is provided.

Signature	Date

Name
(please print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens; i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—
1. Individual	The individual	7. A valid trust, estate or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The minor(2)	8. Corporation or LLC electing corporate status on Form 8823	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grant is also trustee) b. The so-called trust account that is not a legal or valid trust under State law.	The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee

6. Disregarded entity not owned by an individual	The owner	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose SSSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), any individual retirement plan (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2),

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664, or described in section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply, including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.